Exhibit 99.1

Syndax Announces Closing of Public Offering of Common Stock and Full Exercise of Underwriters' Option to Purchase Additional Shares

WALTHAM, Mass., December 14, 2022 (PRNEWSWIRE) – Syndax Pharmaceuticals, Inc. ("Syndax," the "Company" or "we") (Nasdaq: SNDX), a clinical-stage biopharmaceutical company developing an innovative pipeline of cancer therapies, today announced the closing of its previously announced underwritten public offering of 7,840,909 shares of its common stock at a price to the public of $22.00 per share. This includes the exercise in full by the underwriters of their option to purchase up to 1,022,727 additional shares of common stock. The aggregate gross proceeds to Syndax from this offering were $172.5 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by Syndax. Following the closing of the Offering, Syndax has 68,100,918 shares issued and outstanding as of December 14, 2022.

Goldman Sachs & Co. LLC, J.P. Morgan and Cowen acted as joint book-running managers for the offering. BTIG and B. Riley Securities acted as co-lead managers for the offering.

The shares were offered pursuant to a "shelf" registration statement previously filed and declared effective by the Securities and Exchange Commission (SEC). A final prospectus supplement and accompanying prospectus relating to the offering were filed with the SEC and are available on the SEC's website located at http://www.sec.gov. Copies of the final prospectus supplement and accompanying prospectus relating to the offering may be obtained from: Goldman Sachs and Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, telephone: 866-471-2526, facsimile: 212-902-9316 or by emailing Prospectus-ny@ny.email.gs.com; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: (866) 803-9204, or by emailing prospectus-eq_fi@jpmchase.com; or Cowen and Company, LLC, c/o Broadridge Financial Solutions, Attention: Prospectus Department, 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone at (833) 297-2926, or by email at PostSaleManualRequests@broadridge.com.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Syndax Pharmaceuticals, Inc.

Syndax Pharmaceuticals is a clinical stage biopharmaceutical company developing an innovative pipeline of cancer therapies. Highlights of the Company’s pipeline include revumenib (SNDX-5613), a highly selective inhibitor of the Menin–MLL binding interaction, and axatilimab, a monoclonal antibody that blocks the colony stimulating factor 1 (CSF-1) receptor, both currently in pivotal trials.

Cautionary Note on Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate,"

Exhibit 99.1

"estimate," "intend" and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on Syndax's expectations and assumptions as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Factors that may cause Syndax's actual results to differ from those expressed or implied in the forward-looking statements in this press release are discussed in Syndax's filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein, as well as the risks identified in the registration statement and the preliminary prospectus supplement relating to the offering. These forward-looking statements are based on Syndax's expectations and assumptions as of the date of this press release. Except as required by law, Syndax assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Syndax Contact

Sharon Klahre

Syndax Pharmaceuticals, Inc.

sklahre@syndax.com

Tel 781.684.9827

SNDX-G